                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 24, 2004


                           ALLIS-CHALMERS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        1-2199                                          39-0126090
(Commission File Number)                    (I.R.S. Employed Identification No.)

                5075 WESTHEIMER, SUITE 890, HOUSTON, TEXAS   77056
               (Address of Principal Executive Offices)    (Zip Code)

                                 (713) 369-0550
              (Registrant's Telephone Number, Including Area Code)

                  7660 WOODWAY, SUITE 200, HOUSTON, TEXAS 77063
         (Former Name of Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange ct (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 24, 2004, the Company entered into a Stock Purchase Agreement pursuant to which on September 29, 2004, it issued 1,956,634 shares of its Common Stock for $3.00 per share, or $5,869,902. The purchasers and the number of shares purchased were as follows:

Name                                                 Number of Shares Purchased
----------------------------------------             --------------------------

Transcontinental Capital Corp.                                420,667
Milton H. Dresner Revocable Living Trust                       50,000
Joseph S. Dresner                                              50,000
J. Steven Emerson Roth IRA                                    196,000
Waverly Limited Partnership                                   100,000
The Schmieding Foundation, Inc.                               100,000
Rosebury, L.P.                                                163,300
Meteoric, L.P.                                                136,700
Barbara C. Crane                                               33,300
Bristol Investment Fund, Ltd.                                 500,000
Meadowbrook Opportunity Fund LLC                              200,000
Kenneth Malkes                                                  6,667

Pursuant to the terms of the Stock Purchase Agreement, the Company agreed to file a registration statement registering the resale by the investors of the shares of Common Stock issued to them and to keep the registration statement effective until the earlier of September 29, 2006, and the date all the Common Stock may be sold by the investors pursuant to Rule 144 promulgated under the Securities Act of 1933. The Company also agreed that if the Company does not file a registration statement with the Securities and Exchange Commission within 30 days following the date of issuance of the Common Stock, or if such registration statement is not declared effective within 120 days following such date, the Company must pay each of the investors a fee of 1.0% of the per share purchase price paid by such investor for each share of Common Stock for each month after such date that the investor cannot publicly sell the Common Stock, which will increase to 2% per month after one month. In addition, the Company agreed that if the Company issues Common Stock on more favorable terms than those offered to the investors within six months following the date of issuance of the Common Stock, then the Company must issue a sufficient number of additional shares of Common Stock to the investors to provide them with the number of shares they would have received had they received the same terms as the new investors.


ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

On September 24, 2004, the Company consummated a private placement of 1,956,634 shares of its Common Stock to accredited investors at a price per share of $3.00 for an aggregate purchase price of $5,869,902. The offering was made solely to "accredited investors" as that term is defined in Regulation D of the Securities and Exchange Commission under the Securities Act of 1933 and was an exempt offering under said Regulation D. The Company paid Morgan Keegan & Company, Inc. a fee of $409,500 for its services as a placement agent in connection with the offering.


ITEM 8.01 OTHER EVENTS

On September 23, 2004, the Company acquired 100% of the outstanding stock of Safco-Oil Field Products, Inc. for $1.0 million. Safco leases spiral drill pipe and provides related oilfield services to the oil drilling industry.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS. There are hereby filed as exhibits the documents listed on the Exhibit Index to this Report.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ALLIS-CHALMERS CORPORATION

                                              By: /S/ Victor M. Perez
                                                  ---------------------------
                                                  Victor M. Perez
                                                  Chief Financial Officer



Date: September 29, 2004

                                  EXHIBIT INDEX

Exhibit  Description
-------  ---------------------------------------------------------------------

 10.55   Addendum to Stock Purchase Agreement dated September 24, 2004
 10.56   Stock Purchase Agreement dated September 24, 2004
 10.57   Amendment to Stock Purchase Agreement (undated)
 10.58   Side Letter dated August 5, 2004, related to Stock Purchase Agreement